UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2025, Pangaea Logistics Solutions Ltd. (the “Company”) announced that Mark Filanowski will retire as the Company’s Chief Executive Officer and step-down from the Board of Directors effective on January 1, 2026, following eleven years with the Company. As part of the Company’s succession plan, Mads Petersen, 46, the Company’s Chief Operating Officer since 2022, has been appointed to succeed Mr. Filanowski as President and Chief Executive Officer, effective January 1, 2026. Mr. Peterson intends to resign as the Company’s Chief Operating Officer, effective as of his appointment as Chief Executive Officer on January 1, 2026. In connection with his appointment as Chief Executive Officer, Mr. Petersen will also join the Company’s Board of Directors effective as of January 1, 2026, to be nominated for reelection to the Company’s Board of Directors at the next annual shareholder meeting.
Mr. Petersen joined the Company in 2009 when he established and served as Managing Director of Nordic Bulk Carriers, currently renamed Pangaea Logistics Solutions Denmark in 2023. a wholly owned subsidiary of the Company. He led the Company’s Copenhagen office, where he focused on the Company’s ice-class vessel activities and oversaw the Company’s newbuilding activities in Japan and China. Mr. Petersen has overseen the Company’s commercial, operational, and technical functions as Chief Operating Officer since 2022. Additionally, Mr. Peterson will make a suitable director of the Company due to his long-standing familiarity with the Company and its operations and vast experience in the shipping industry.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
99.1	Press Release dated September 17, 2025
104	Cover Page Interactive Data File ( embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer